Exhibit 32.1
Provectus Pharmaceuticals, Inc.

Certification Pursuant to 18 U.S.C. ss. 1350
Section 906 Certifications

Pursuant to 18 U.S.C.  ss.  1350,  as  enacted  by  Section  906  of  the Sarbanes-Oxley Act of 2002 (Public Law 107-204), the undersigned, H. Craig Dees, Ph.D., the Chief Executive Officer of Provectus Pharmaceuticals,  Inc., a Nevada corporation (the "Company"), and Peter R. Culpepper, the Chief Financial Officer of the Company, hereby certify that:

    1.   The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, as filed with the U.S.  Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This Certification is signed on May 14, 2010.

                                 /s/ H. Craig Dees
                                                                                                                                                             H. Craig Dees, Ph.D.
                                                                                                             Chief Executive Officer

                                                                                                                                                            /s/ Peter R. Culpepper
                                                                                                                                                            Peter R. Culpepper
                                                                                                                                                            Chief Financial Officer
                                                                                                                            Chief Operating Officer

A signed original of this  written  statement  required by Section 906 has been  provided  to  Provectus  Pharmaceuticals,  Inc., and will be  retained  by Provectus  Pharmaceuticals,  Inc. and furnished to the  Securities  and Exchange Commission or its staff upon request.